BROWN BROTHERS HARRIMAN & CO. - GLOBAL CUSTODY NETWORK
                           U.S. GLOBAL INVESTORS FUNDS
                      APPENDIX A TO THE CUSTODIAN AGREEMENT



COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
AUSTRALIA          NATIONAL AUSTRALIA BANK LTD.(NAB)             Austraclear
                      National Australia Bank Agt. 5/1/85        CHESS
                      Agreement Amendment 2/13/92                RBA
                      Omnibus Amendment 11/22/93

BELGIUM            BANK BRUSSELS LAMBERT (BBL)                   CIK
                      Banque Bruxelles Lambert Agt. 11/15/90     NBB
                      Omnibus Amendment 3/1/94

CANADA             ROYAL BANK OF CANADA (RBC)                    Bank of Canada
                      The Royal Bank of Canada Agreement         CDS
                        2/23/96

CHINA              STANDARD CHARTERED BANK (SCB), SHANGHAI       SSCCRC
                      Standard Chartered Bank Agreement
                        2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

CHINA              STANDARD CHARTERED BANK (SCB), SHENZHEN       SSCC
                      Standard Chartered Bank Agreement
                        2/18/92
                      Omnibus Amendment 6/13/94
                      Appendix 4/8/96

FRANCE             CREDIT AGRICOLE INDOSUEZ (CAI)                BdF
                      Banque Indosuez Agreement 7/19/90          SICOVAM
                      Omnibus Amendment 3/10/94

GERMANY            DRESDNER BANK AG                              CBF
                      Dresdner Bank Agreement 10/6/95

HONG KONG          HONGKONG AND SHANGHAI BANKING CORP.           CMU
                   LTD (HSBC)                                    HKSCC
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
IRELAND            ALLIED IRISH BANKS PLC (AIB)                  CREST
                      Allied Irish Banks Agreement 1/10/89       CBISSO
                      Omnibus Amendment 4/8/94

ITALY              BANCA COMMERCIALE ITALIANA (BCI)              Monte Titoli
                      Banca Commerciale Italiana Agreement          S.P.A.
                        5/8/89
                      Agreement Amendment 10/8/93
                      Omnibus Amendment 12/14/93

JAPAN              BANK OF TOKYO - MITSUBISHI, LTD. (BTM)        BoJ
                      Bank of Tokyo - Mitsubishi Agreement       JASDEC
                        6/17/96

KOREA              CITIBANK NA, SEOUL                            KSD
                      Citibank, N.A., New York Agt. 7/16/81
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96
                      Citibank, Seoul Agreement Supplement
                        10/28/94

MEXICO             BANCO SANTANDER MEXICANO SA (BSM) FOR         Banxico
                   BANCO DE SANTANDER                            Indeval
                     Banco de Santander Agreement 12/14/88
                     Subsidiary Amendment 10/18/96

NETHERLANDS        FORTIS BANK                                   NECIGEF
                     MeesPierson NV Agreement 6/4/99

PHILIPPINES        CITIBANK NA, MANILA                           PCD
                      Citibank, N.A., New York Agt. 7/16/81      ROSS
                      New York Agreement Amendment 8/31/90
                      New York Agreement Amendment 7/26/96

SINGAPORE          HONGKONG & SHANGHAI BANKING CORP. LTD.        CDP
                   (HSBC), SINGAPORE
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

SOUTH AFRICA       STANDARD BANK OF SOUTH AFRICA (SBSA)          CDL
                      Standard Bank of South Africa              STRATE
                        Agreement 3/11/94


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COUNTRY            SUBCUSTODIAN                                  DEPOSITORIES
--------------     -----------------------------------------     ---------------
SPAIN              BANCO SANTANDER CENTRAL HISPANO SA (BSCH)     Banco de Espana
                      Banco de Santander Agreement 12/14/88      SCL

THAILAND           HONGKONG & SHANGHAI BANKING CORP. LTD.        TSDC
                   (HSBC), BANGKOK
                      Hongkong & Shanghai Banking Corp.
                        Agt. 4/19/91
                      Omnibus Supplement 12/29/93
                      Schedule 5/14/96

TRANSNATIONAL      BROWN BROTHERS HARRIMAN & CO. (BBH&CO.)       CBL
                                                                 Euroclear

UNITED KINGDOM     HSBC BANK PLC                                 CMO
                      Midland Bank Agreement 8/8/90              CREST
                      Omnibus Amendment 12-15-93

ZIMBABWE           STANBIC BANK ZIMBABWE LTD FOR STANDARD        None
                   BANK OF SOUTH AFRICA (SBSA)
                      Standard Bank of South Africa
                        Agreement 3/11/94
                      Subsidiary Amendment 10/3/96


NOTES:


1.) The depositories in Panama and Venezuela are presently elective. It is not the current intention of Brown Brothers Harriman & Co. to use such depositories unless their use becomes compulsory. Euroclear is compulsory for fixed income obligations and elective for equities. Currently, Brown Brothers Harriman & Co. uses Euroclear for settlement of equities where we are instructed to do so. We do not use Euroclear for the ongoing safekeeping of equities.

2.) If you are authorizing investment in Bolivia, Costa Rica, Cyprus, Estonia, Ghana, Lithuania, Panama or Nigeria, these arrangements are the subject of additional information in Schedule A to the FCM report.

3.) This appendix reflects changes to the listed markets, subcustodians and/or central depositories which have been reported within the FCM report(s) through the date referenced in the lower left hand corner of this appendix.


I HEREBY CERTIFY THAT THE BOARD OR ITS DELEGATE HAS APPROVED THE COUNTRIES AND CENTRAL DEPOSITORIES LISTED ON THIS APPENDIX


/s/ Susan B. McGee
----------------------------------------
SIGNATURE
NAME:  Susan B. McGee
TITLE: Executive Vice President
DATE:  September 24, 2001


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